Summary Prospectus November 1, 2012, as supplemented May 3, 2013

JPMorgan Mid Cap Core Fund

Class/Ticker:     R2/JMRZX     R5/JMRRX     R6/JMRMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.42	0.21	0.13
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.17	0.16	0.13
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.58	0.87	0.79
Fee Waivers and Expense Reimbursements[1]	(0.07)	(0.06)	(0.03)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.51	0.81	0.76

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.50%, 0.80% and 0.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/13 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/13 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	492	854	1,872
CLASS R5 SHARES ($)	83	272	476	1,067
CLASS R6 SHARES ($)	78	249	436	975

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Index at the time of purchase. As of the last reconstitution of the Russell Midcap Index on June 22, 2012, the market capitalizations of the companies in the index ranged from $1.4 billion to $17.4 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing shareholder value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares over the past calendar year. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for Class R6 Shares is based on the performance of Class R5 Shares prior to their inception on 1/31/11. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2011	14.10%
Worst Quarter	3rd quarter, 2011	–17.92%

The Fund’s year-to-date total return through 9/30/12 was 10.81%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2011)
	Past 1 Year	Life of Fund (since 11/30/10)
CLASS R5 SHARES
Return Before Taxes	1.67	7.07%
Return After Taxes on Distributions	1.62	7.00
Return After Taxes on Distributions and Sale of Fund Shares	1.15	6.00
CLASS R2 SHARES
Return Before Taxes	0.99	6.36
CLASS R6 SHARES
Return Before Taxes	1.72	7.11
RUSSELL MIDCAP INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.55)	4.85
LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(5.65)	1.28

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Christopher Jones	2013	Managing Director
Timothy Parton	2013	Managing Director
Jonathan K.L. Simon	2013	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-MCC-R2R5R6-1112-4

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